Exhibit 10.41
FIRST AMENDMENT TO
PURCHASE AND SALE CONTRACT

This First Amendment to Purchase and Sale Contract (this “Amendment”) is made as of December 29, 2014, by and between NATIONAL PROPERTY INVESTORS 6, a California limited partnership (“Seller”), and LARAMAR KONA REAL ESTATE ASSOCIATES LLC, an Delaware limited liability company (“Purchaser”).

RECITALS:

A.    Seller and Purchaser have heretofore entered into a certain Purchase and Sale Contract dated as of November 25, 2014 (the “Agreement”), providing for the purchase and sale of the property commonly known as Colony at Kenilworth Apartments in Towson, Maryland, on the terms and conditions set forth therein.

B.    Seller and Purchaser now desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the matters recited above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

AGREEMENTS:

1.    Incorporation of Recitals; Defined Terms. The matters recited above are hereby incorporated in this Amendment, with the same effect and as though fully set forth herein. Terms used in this Amendment as defined terms and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

2.    Amendment of Agreement. The Agreement is hereby amended in the following respects: The expiration of the Feasibility Period is hereby extended to and including
January 13, 2015; and Seller and Purchaser agree that the Closing Date will occur on
February 26, 2015.

3.    Agreement in Full Force and Effect. Except as expressly amended by this Amendment, the Agreement remains in full force and effect, according to its terms.

4.    Counterparts. For convenience of the parties this Amendment may be signed in counterparts, all of which when taken together will constitute one and the same agreement. Original signed copies of this Amendment may be transmitted to the other party via electronic mail in pdf file form, which will be deemed to have the same force and effect as an original signed agreement.

[Signature page follows.]

IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment, as of the date first above written.

SELLER:

NATIONAL PROPERTY INVESTORS 6,
a California limited partnership

By:    NPI EQUITY INVESTMENTS, INC.,
a Florida corporation,
its general partner

By: /s/ Mark C. Reoch
Name: Mark C. Reoch
Title: Vice President, Transactions

PURCHASER:

LARAMAR KONA REAL ESTATE ASSOCIATES LLC,
a Delaware limited liability company

By: /s/ Keith Harris
Name: Keith Harris
Title: Vice President